===============================================================================


                                     WARRANT


                           To Purchase Common Stock of


                             AM COMMUNICATIONS, INC.


                                    Issued to


                            SCIENTIFIC-ATLANTA, INC.






                                  June 17, 1996










                                  Warrant No. 1


                                1,500,000 Shares



===============================================================================

                                TABLE OF CONTENTS

                                                                     Page

1.       DEFINITIONS...................................................  1
         1.1      "Additional Shares of Common Stock...................  1
         1.2      "Appraised Value.....................................  1
         1.3      "Block of Shares.....................................  2
         1.4      "Book Value..........................................  2
         1.5      "Business Day........................................  2
         1.6      "Closing Date........................................  2
         1.7      "Commission..........................................  2
         1.8      "Common Stock........................................  2
         1.9      "Convertible Securities..............................  2
         1.10     "Current Market Price................................  3
         1.11     "Current Warrant Price...............................  3
         1.12     "Exchange Act........................................  3
         1.13     "Exercise Period.....................................  3
         1.14     "Expiration Date.....................................  3
         1.15     "Fully Diluted Outstanding...........................  3
         1.16     "GAAP................................................  4
         1.17     "Holder..............................................  4
         1.18     "Majority Holders....................................  4
         1.19     "NASD................................................  4
         1.20     "Other Property......................................  4
         1.21     "Outstanding.........................................  4
         1.22     "Person..............................................  4
         1.23     "Preferred Stock.....................................  4
         1.24     "Registration Rights Agreement.......................  4
         1.25     "Restricted Common Stock.............................  4
         1.26     "Scientific-Atlanta..................................  4
         1.27     "Securities Act......................................  4
         1.28     "Transfer............................................  5
         1.29     "Transfer Notice.....................................  5
         1.30     "Vesting Date........................................  5
         1.31     "Warrants............................................  5
         1.32     "Warrant Price.......................................  5
         1.33     "Warrant Stock.......................................  5

2.       EXERCISE OF WARRANT...........................................  5
         2.1      Exercise Period......................................  5
         2.2      Manner of Exercise...................................  6
         2.3      Payment..............................................  6
         2.4      Payment of Taxes.....................................  6
         2.5      Fractional Shares....................................  7
         2.6      Continued Validity...................................  7

3.       TRANSFER, DIVISION AND COMBINATION............................  7
         3.1      Transfer.............................................  7
         3.2      Division and Combination.............................  8
         3.3      Expenses.............................................  8
         3.4      Maintenance of Books.................................  8

4.       ADJUSTMENTS...................................................  8
         4.1      Stock Dividends, Subdivisions and Combinations.......  8
         4.2      Certain Other Distributions..........................  9
         4.3      Issuance of Additional Shares of Common Stock........  9
         4.4      Issuance of Warrants or Other Rights................. 11
         4.5      Issuance of Convertible Securities................... 11
         4.6      Superseding Adjustment............................... 12
         4.7      Other Provisions Applicable to Adjustments under
                      this Section..................................... 13
         4.8      Reorganization, Reclassification, Merger,
                      Consolidation or Disposition of Assets........... 15
         4.9      Other Action Affecting Common Stock.................. 16
         4.10     Allocation Among Blocks of Shares.................... 16
         4.11     Certain Limitations.................................. 16

5.       NOTICES TO WARRANT HOLDERS.................................... 16
         5.1      Notice of Adjustments................................ 16
         5.2      Notice of Corporate Action........................... 17

6.       NO IMPAIRMENT................................................. 18

7.       RESERVATION AND AUTHORIZATION OF COMMON STOCK;
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
         AUTHORITY..................................................... 18

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS............ 19

9.       RESTRICTIONS ON TRANSFERABILITY............................... 19
         9.1      Restrictive Legend................................... 19
         9.2      Notice of Proposed Transfers......................... 20
         9.3      Registration Rights Agreement........................ 20
         9.4      Termination of Restrictions.......................... 20
         9.5      Listing on Securities Exchange....................... 21

10.      SUPPLYING INFORMATION......................................... 21

11.      LOSS OR MUTILATION............................................ 21

12.      OFFICE OF THE COMPANY......................................... 22

13.      FINANCIAL AND BUSINESS INFORMATION............................ 22
         13.1     Quarterly Information................................ 22
         13.2     Annual Information................................... 22
         13.3     Filings.............................................. 22

14.      APPRAISAL..................................................... 23

15.      LIMITATION OF LIABILITY....................................... 23

16.      MISCELLANEOUS................................................. 23
         16.1     Nonwaiver and Expenses............................... 23
         16.2     Notice Generally..................................... 23
         16.3     Indemnification...................................... 24
         16.4     Remedies............................................. 24
         16.5     Successors and Assigns............................... 25
         16.6     Amendment............................................ 25
         16.7     Severability......................................... 25
         16.8     Headings............................................. 25
         16.9     Governing Law........................................ 25

EXHIBITS

Exhibit A - Subscription Form...........................................27
Exhibit B - Assignment Form.............................................28

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.

No. of Shares of Common Stock: 1,500,000                        Warrant No. 1

===============================================================================

                                     WARRANT

                           To Purchase Common Stock of

                             AM COMMUNICATIONS, INC.


===============================================================================

        THIS IS TO CERTIFY THAT SCIENTIFIC-ATLANTA, INC., a Georgia corporation, or registered assigns, for and in consideration of its paying the Company (as hereinafter defined) $300,000, is entitled to purchase from AM COMMUNICATIONS, INC., a Delaware corporation ("the Company"), an aggregate number of 1,500,000 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price of $1.00 per share, all on the terms and conditions and in accordance with the following hereinafter set forth:

                  Number of Shares                   Vesting Date                      Expiration Date
                  of Common Stock                     for Block                          for Block
                  ----------------                   ------------                      ---------------
Block 1               500,000                        July 1, 1997                       July 1, 2002
Block 2               500,000                        July 1, 1998                       July 1, 2003
Block 3               500,000                        July 1, 1999                       July 1, 2004

1.       DEFINITIONS

         As used in this Warrant, the following terms have the respective meanings set forth below:

         1.1 "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

         1.2 "Appraised Value" shall mean, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or due to the fact that the Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month to end within 60 days prior to such date specified, based on the value of the Company, as determined by an investment banking firm selected in accordance with the terms of Section 15, divided by the number of Fully Diluted Outstanding shares of Common Stock.

         1.3 "Block of Shares" shall mean a number of shares of Common Stock equal to one-third of the total shares of Common Stock for which this Warrant can be exercised in the aggregate, each Block of Shares being initially 500,000 shares of Common Stock; there being three Blocks of Shares hereunder, with the Vesting Date and Expiration Date for each such Block of Shares being as set forth above in the initial paragraph granting this Warrant.

         1.4 "Book Value" shall mean, in respect of any share of Common Stock on any date herein specified, the consolidated book value of the Company as of the last day of any month immediately preceding such date, divided by the number of Fully Diluted Outstanding shares of Common Stock as determined in accordance with GAAP by Deloitte & Touche LLP or any other firm of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Majority Holders.

         1.5 "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of Georgia.

         1.6 "Closing Date" shall mean the date of the original issuance of this Warrant.

         1.7 "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

         1.8 "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $0.10 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.8.

         1.9 "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

         1.10 "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the higher of (a) the Book Value per share of Common Stock at such date, and (b) the Appraised Value per share of Common Stock as at such date, or if there shall then be a public market for the Common Stock, the higher of (x) the Book Value per share of Common Stock at such date, and (y) the average of the daily market prices for 30 consecutive Business Days commencing 45 days before such date. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc.; provided, however, that if neither such corporation at the time is engaged in the business of reporting such prices, then such prices shall be as furnished by any similar firm then engaged in such business or, if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, then as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

         1.11 "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

         1.12 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         1.13 "Exercise Period" shall mean, with respect to each Block of Shares hereunder, the period during which this Warrant is exercisable pursuant to
Section 2.1.

         1.14 "Expiration Date" shall mean, with respect to each Block of Shares hereunder, except as otherwise provided in Section 2.1(b) hereof, the following dates:

                                                              Expiration
                                                        Date for Such Block
                           Block 1                            July 1, 2002
                           Block 2                            July 1, 2003
                           Block 3                            July 1, 2004

         1.15 "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining Book Value or net income per share.

         1.16 "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

         1.17 "Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

         1.18 "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Common Stock then purchasable upon exercise of all Warrants, whether or not then exercisable.

         1.19 "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

         1.20 "Other Property" shall have the meaning set forth in Section 4.8.

         1.21 "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

         1.22 "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         1.23 "Preferred Stock" shall have the meaning set forth in Section 2.1.

         1.24 "Registration Rights Agreement" shall have the meaning set forth in Section 9.

         1.25 "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

         1.26 "Scientific-Atlanta" shall mean Scientific-Atlanta, Inc., a Georgia corporation.

         1.27 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         1.28 "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

         1.29 "Transfer Notice" shall have the meaning set forth in Section 9.2.

         1.30 "Vesting Date" shall mean, with respect to each Block of Shares hereunder, except as otherwise provided in Section 2.1(b) hereof, the following dates:

                                                              Vesting Date for
                                                                  Such Block
                           Block 1                               July 1, 1997
                           Block 2                               July 1, 1998
                           Block 3                               July 1, 1999

         1.31 "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

         1.32 "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

         1.33 "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.       EXERCISE OF WARRANT

         2.1      Exercise Period.

                  (a) On and after the Vesting Date for each Block of Shares hereunder and until 5:00 P.M., Eastern time, on the Expiration Date for such Block of Shares, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable under this Warrant with respect to such Block of Shares.

                  (b) In addition, in the event that the Distribution Agreement and Manufacturing License between the Company and Scientific-Atlanta dated June 14, 1996 is terminated on or before the Vesting Date, then, with respect to any Block of Shares: (i) any Block of Shares not previously vested shall be deemed vested, and shall be vested, on the day before such date of termination and (ii) the Expiration Date for such Block of Shares shall be the 180th day (or the next succeeding business day if such 180th day is not a business day) after such date of termination.

         2.2 Manner of Exercise. In order to exercise this Warrant, whether in whole or in part, and with respect to any portion of any Block of Shares, Holder shall deliver to the Company at its principal office at 1900 AM Drive, Quakertown, Pennsylvania 18951-9004 or at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or checks and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.4 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

         2.3 Payment. Payment of the Warrant Price shall be made at the option of the Holder by (a) certified or official bank check, (b) the cancellation by Holder of indebtedness of the Company to Holder (if any) in an amount equal to such sum, or (c) a combination of (a) and (b) as Holder may determine.

         2.4 Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

         2.5 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

         2.6 Continued Validity. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10, 14 and 17 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

3.       TRANSFER, DIVISION AND COMBINATION

         3.1 Transfer. Subject to compliance with Sections 9 hereof, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

         3.2 Division and Combination. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         3.3 Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 3.

         3.4 Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the warrants.

4.       ADJUSTMENTS

         The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

         4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant

Price shall be adjusted to equal (A) the Current Warrant Price multiplied by (B) a ratio, the numerator of which is the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment and the denominator of which is the number of shares for which this Warrant is exercisable immediately after such adjustment.

         4.2 Certain Other Distributions. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a)      cash,

                  (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than Convertible Securities or Additional Shares of Common Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than Convertible Securities or Additional Shares of Common Stock),

then and in such event (unless and until such divided or other distribution is legally abandoned) provision shall be made so that Holder, upon exercise of this Warrant, shall receive, in addition to the number of shares of Common Stock receivable thereupon, the amount of such cash, evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable which Holder would have received had Holder exercised prior to the date of such event and had thereafter, during the period from the date of such event to and including the exercise date, retained the same during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of Holders of the Warrants. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

         4.3 Issuance of Additional Shares of Common Stock.

                  (a) If the Company shall (except as hereinafter provided) at any time issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (y) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock Outstanding immediately after such issue or sale; and
         (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

                  (b) If the Company shall (except as hereinafter provided) at any time issue or sell any Additional Shares of Common Stock, in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Market Price at the time the Additional Shares of Common Stock are issued, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

                  (c) If at any time the Company (except as hereinafter provided) shall issue or sell any Additional Shares of Common Stock, in exchange for consideration in an amount per Additional Shares of Common Stock which is less than the Current Warrant Price and Current Market Price at the time the Additional Shares of Common Stock are issued, the adjustment required under Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment. The provisions of paragraphs (a) and (b) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or
         Section 4.5.

                  (d) For the purposes of this Section 4.3 only, "Additional Shares of Common Stock" shall not include the following: (i) 4,000,000 shares of Common Stock issuable under the Company's 1991 Incentive Stock Option Plan; (ii) 2,100,000 shares of Common Stock issuable under the Company's 1982 Incentive Stock Option Plan; (iii) warrants issued in 1988 (not Series D), 1989 and 1993 covering 300,000 shares of Common Stock in the aggregate; and (iv) 2,582,500 shares of Common Stock issuable upon the conversion of 25,825 currently outstanding shares of Senior Convertible Redeemable Preferred Stock.

         4.4 Issuance of Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the issuance of such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

         4.5 Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or Current Market Price in effect immediately prior to the time of such issue or sale, then the number of Shares for which this Warrant is exercisable and the Current Warrant

Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

         4.6 Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to Section 4.4 or Section
4.5 as the result of any issuance of warrants, rights or Convertible Securities,

                  (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (y) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (z) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         4.7 Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public-offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
         Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) Fractional Interests. In computing adjustments under this
         Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

                  (d) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any such property or Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned.

                  (e) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to the Majority Holders.

         4.8 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         4.9 Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock other than action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

         4.10 Allocation Among Blocks of Shares. In the event of any adjustment, made pursuant to this Section 4, to the number of shares of Common Stock for which this Warrant is exercisable, the number of shares constituting such adjustment, whether an increase or a decrease (such number of shares, the "Adjusting Number of Shares") shall be allocated among the three Blocks of Shares in equal amounts; and, if the Adjusting Number of Shares is a positive number, the Vesting Date for the incremental shares so allocated shall be the same as the Vesting Date for the Block of Shares to which such shares are allocated. Provided, however, that: (i) if the date of such adjustment is after a date which is later than thirty (30) days prior to the Expiration Date for any Block of Shares, no portion of the Adjusting Number of Shares shall be allocated to such expiring or expired Block of Shares and, instead, the Adjusting Number of Shares shall be allocated to the remaining one or two Block of Shares, as the case may be; and (ii) in the event the Adjusting Number of Shares is not equally divisible by two or three (as the case may be, where allocation is being made among two or three Blocks of Shares), the excess amount of shares shall be allocated to the Block of Shares having the latest Expiration Date.

         4.11 Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

5.       NOTICES TO WARRANT HOLDERS

         5.1 Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 17.2. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

         5.2      Notice of Corporate Action.  If at any time

                  (a) The Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17.2.

6.       NO IMPAIRMENT

         The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

         From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

         Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price.

         Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

         In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY

         The Warrants with respect to any Block of Shares shall not be transferred prior to the Vesting Date for such Block of Shares. The Warrants and the Warrant Stock shall not otherwise be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

         9.1      Restrictive Legend.

                  (a) Except as otherwise provided in this Section 9, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "The shares represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended, and are subject to the conditions specified in a certain Warrant dated June 17, 1996, originally issued by AM COMMUNICATIONS, INC. No transfer of the shares represented by this certificate shall be valid or effective until such conditions have been fulfilled. A copy of the form of said Warrant is on file with the Secretary of AM COMMUNICATIONS, INC. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of such Warrant."

                  (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "This Warrant and the securities represented hereby
                  have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

         9.2 Notice of Proposed Transfers. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give ten days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the holder of such Warrants or such Restricted Common Stock as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in
Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this Section 9.2(a) that such opinion is reasonably satisfactory.

         9.3 Registration Rights Agreement. The holders of Warrants and Warrant Stock shall have the right to request registration of such Warrant Stock pursuant to the Registration Rights Agreement of even date herewith (the "Registration Rights Agreement") between the Company and Scientific-Atlanta.

         9.4 Termination of Restrictions. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act. Whenever the restrictions imposed by Section 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

                           "THE RESTRICTIONS ON TRANSFERABILITY OF
                  THE WITHIN WARRANT CONTAINED IN SECTION 9
                  HEREOF TERMINATED ON ________ __, ____, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 9.1(a).

         9.5 Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during any such Exercise Period.

10.      SUPPLYING INFORMATION

         The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.      LOSS OR MUTILATION

         Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      OFFICE OF THE COMPANY

         As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the Principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.      FINANCIAL AND BUSINESS INFORMATION

         13.1 Quarterly Information. The Company will deliver to each Holder, as soon as practicable after the end of each of the first three quarters of the Company, and in any event within 45 days thereafter, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the close of such quarter, and the related unaudited consolidated statements of income and cash flows of the Company for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements are complete and correct and present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be.

         13.2 Annual Information. The Company will deliver to each Holder as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, one copy of:

                  (i) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and

                  (ii) audited consolidated statements of income, retained earnings and cash flows of the Company and its subsidiaries for such year;

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company and (ii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section 4 during such year.

         13.3 Filings. The Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any Registration Statement, prospectus or written communication (other than transmittal letters) (pursuant to the Securities Act), filed by the Company with (i) the Commission or (ii) any securities exchange on which shares of Common Stock are listed.

14.      APPRAISAL

         Any determination of the Appraised Value per share of Common Stock pursuant to the terms hereof shall be made by an investment banking firm of nationally recognized standing selected by the Company and acceptable to the Majority Holders. If the investment banking firm selected by the Company is not acceptable to the Majority Holders and the Company and the Majority Holders cannot agree on a mutually acceptable investment banking firm, then the Majority Holders and the Company shall each choose one such investment banking firm and the respective chosen firms shall agree on another investment banking firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant.

15.      LIMITATION OF LIABILITY

         No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

16.      MISCELLANEOUS

         16.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         16.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and (a) delivered in person with receipt acknowledged; or (b) sent by registered, certified or express mail, return receipt requested, postage prepaid, or (c) by reputable overnight courier service, or (d) by confirmed facsimile transmission with a copy sent by means of (a), (b) or (c) hereof, addressed as follows:

                  (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at


                           AM COMMUNICATIONS, INC.
                           1900 AM Drive
                           Quakertown, Pennsylvania  18951-9004
                           Attention: President
                           Facsimile Number:   (215) 536-1475


or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, acknowledged, transmitted by confirmed facsimile, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

         16.3 Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of (i) Holder's exercise of this Warrant and/or ownership of any shares of Warrant Stock issued in consequence thereof, or (ii) any litigation to which Holder is made a party in its capacity as a stockholder of the Company; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's gross negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

         16.4 Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         16.5 Successors and Assigns. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant and the Registration Rights Agreement are intended to be for the benefit of all Holders from time to time of this Warrant or holder of Warrant Stock, as the case may be, and shall be enforceable by any such Holder or holder of Warrant Stock.

         16.6 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

         16.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         16.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         16.9 Governing Law. This Warrant shall be governed by the laws of the State of Delaware, without regard to the provisions thereof relating to conflict of laws.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated: June 17, 1996

                                       AM COMMUNICATIONS, INC.
                                       a Delaware corporation



                                       By:
                                          ----------------------------------
                                              Name:
                                                    ------------------------
                                              Title:
                                                    ------------------------



ATTEST:



By:
    ----------------------------------
        Name:
              ------------------------
        Title:
              ------------------------

                                    Exhibit A

                                SUBSCRIPTION FORM

                  To be executed only upon exercise of Warrant



         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of AM COMMUNICATIONS, INC. for the Blocks of Shares set forth in the schedule below and in accordance with the schedule set forth below, and the undersigned herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________ whose address is ________________ and, if such shares of
Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, the undersigned requests that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

Block of           Vesting                 Total No. of              Shares
Shares             Date              Shares in Block            Purchased


Block 1            July 1, 1997            _______________         __________
Block 2            July 1, 1998            _______________         __________
Block 3            July 1, 1999            _______________         __________




                         ---------------------------------------------
                         (Name of Registered Owner)


                         ---------------------------------------------
                         (Signature of Registered Owner or Authorized
                         Representative of Registered Owner)


                         ---------------------------------------------
                         (Street Address)


                         ---------------------------------------------
                         (City)             (State)          (Zip Code)

                                    EXHIBIT B

                                 ASSIGNMENT FORM



         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the Block of Shares and the number of shares of Common Stock set forth below:

Assignee Name:                      ______________________________

Address of Assignee:       ______________________________

                                    ------------------------------

                                    ------------------------------



Block of           Vesting                 Total No. of               No. of
Shares             Date            Shares in Block            Shares Assigned

Block 1            July 1, 1997            _______________         __________
Block 2            July 1, 1998            _______________         __________
Block 3            July 1, 1999            _______________         __________


and does hereby irrevocably constitute and appoint ______________ attorney-in-fact to register such transfer on the books of AM COMMUNICATIONS, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:                               Print Name:
       -----------------                         ----------------------------
                                     Signature of Registered
                                     Owner  (or Authorized
                                     Representative  of
                                     Registered Owner):
                                                  ---------------------------
                                     Witness:
                                                  ---------------------------